2010 TOKYO INVESTOR DAY 2010 TOKYO INVESTOR DAY PRUDENTIAL FINANCIAL, INC. PRUDENTIAL FINANCIAL, INC. SEPTEMBER 15, 2010 SEPTEMBER 15, 2010 Exhibit 99.0

Forward-Looking Statements
Forward-Looking Statements

2010 Tokyo Investor Day
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,”
“shall,” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-
looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of external financing for our operations, which has been affected by the stress experienced by the global financial markets; (3) interest rate fluctuations; (4) reestimates of our reserves for future policy benefits and claims; (5) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (6) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (7) changes in our claims-paying or credit ratings; (8) investment losses, defaults and counterparty non-performance; (9) competition in our product lines and for personnel; (10) changes in tax law; (11) economic, political, currency and other risks relating to our international operations; (12) fluctuations in foreign currency exchange rates and foreign securities markets; (13) regulatory or legislative changes, including the recently enacted Dodd-Frank Wall Street Reform and
Consumer Protection Act; (14) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (15) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (16) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (17) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (18) changes in statutory or U.S. GAAP accounting principles, practices or policies; (19) changes in assumptions for retirement expense; (20) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (21) risks due to the lack of legal separation between our
Financial Services Businesses and our Closed Block Business. The foregoing risks are even more pronounced in severe adverse market and economic conditions such as those that began in the second half of 2007 and continued into 2009.  Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Non–GAAP Measure
Non–GAAP Measure

2010 Tokyo Investor Day
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our
Financial Services Businesses.  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile. Realized investment gains (losses)
within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part
of an economic hedging program related to the risk of those products, are included in adjusted operating income.   Adjusted operating income
excludes gains and losses from changes in value of certain assets and liabilities related to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under
GAAP, is also excluded from adjusted operating income. We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 located on the Investor
Relations
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 should be considered by readers when reviewing forward-looking statements contained in this presentation.
website at
www.investor.prudential.com.
Additional historical information relating to the Company’s financial performance, including its second quarter 2010 Quarterly Financial Supplement, is also located on the Investor Relations website.

2010 TOKYO INVESTOR DAY
2010 TOKYO INVESTOR DAY
EDWARD P. BAIRD
EDWARD P. BAIRD
EXECUTIVE VICE PRESIDENT
EXECUTIVE VICE PRESIDENT
CHIEF OPERATING OFFICER, INTERNATIONAL
CHIEF OPERATING OFFICER, INTERNATIONAL
PRUDENTIAL FINANCIAL, INC.
PRUDENTIAL FINANCIAL, INC.

Life Insurance Market in Japan
Total population of Japan is 127 million
(1)
(#10 in the world)
(2)
Total GDP is $4.9 trillion
(3)
(#2)
(2)
Total life insurance premium is
$367 billion (#2)
(4)
Total life insurance premium is
7.6% of GDP
(4)
90% of households have
life insurance
(5)

2010 Tokyo Investor Day
1) As of July 1, 2010; provisional estimate, Statistics Bureau, Ministry of Internal Affairs and Communications. (Japanese government)
2) World Statistics 2010, Statistics Bureau, Ministry of Internal Affairs and Communications. (Japanese Government)
3) For the year ended December 31, 2009; nominal gross domestic product, based on Annual Report on National Accounts, Cabinet Office.
(Japanese government)
4) Fiscal year, April 1, 2008 – March 31, 2009; based on Sigma Report No. 3 /2009, World Insurance in 2008, Swiss Reinsurance Company.
5) According to the nationwide survey regarding life insurance conducted from April through May 2009 by Japan Institute of Life Insurance.

• Continuing need for insurance protection products
aligned with income replacement requirements
• $7.7 trillion in low yielding bank deposits and postal savings
(1)
• Rapidly aging population
• Strains on government pension programs lead to
growing individual responsibility for retirement
Japanese Market Offers
Sustainable Growth Potential

2010 Tokyo Investor Day
1) As of March 31, 2010, based on FY2009 Financial Statements of All Banks, Japan Bankers Association, and Japan Post Bank Annual Report 2010.

Life Planners
Life Planners
Focus on strategy fundamentals:
Focus on strategy fundamentals:
full-time college educated professionals,
full-time college educated professionals,
highly selective recruiting,
highly selective recruiting,
needs-based selling, emphasis on
needs-based selling, emphasis on
protection products.
protection products.
Life Advisors
Life Advisors
Life Planner concepts adapted to
Life Planner concepts adapted to
broad middle market; key Association
broad middle market; key Association
relationship offers unique access to
relationship offers unique access to
education market.
education market.
Bank Channel
Bank Channel
Growth driven by distribution expertise,
Growth driven by distribution expertise,
emphasis on protection products,
emphasis on protection products,
strong brand and reputation.
strong brand and reputation.
Prudential’s Japanese Insurance Operations
Multiple Distribution Channels in an Attractive Market

2010 Tokyo Investor Day

JAPANESE INSURANCE OPERATIONS JAPANESE INSURANCE OPERATIONS KAZUO MAEDA KAZUO MAEDA CO-PRESIDENT CO-PRESIDENT PRUDENTIAL INTERNATIONAL INSURANCE PRUDENTIAL INTERNATIONAL INSURANCE

• Insurer quality drives market positioning
– Greater consumer focus on insurer’s financial strength
following market meltdown
– Retrenchment of weakened competitors
– Regulators strengthening solvency standards for
insurance companies
• Growing demand for retirement and savings products
• Strengthening yen increasing appeal of multi-currency
denominated products
• Expanding bank distribution of insurance protection products
Japanese Life Insurance
Industry Developments

2010 Tokyo Investor Day

• Solvency margins exceed “AA” ratings targets
• Revised regulatory solvency margin calculations to be implemented
2011-2012 not expected to have significant impact on capital positions relative to ratings targets
Prudential of Japan Gibraltar Life
1) As of June 30, 2010; based on Japanese statutory accounting.
1,339%
1,135%

2010 Tokyo Investor Day
Prudential Positioning
Focus on Financial Strength
Focus on Financial Strength
700% solvency 700% solvency
margin margin
consistent consistent
with with “AA” ratings
standards standards
Solvency
Solvency
Margins
Margins
(1) (1)

• Life insurance based retirement income products
combine premature death protection, accumulation and
income features
• Life Planners’ lifetime relationships with clients support retirement product sales after death protection needs
are satisfied
• Gibraltar’s Association relationships provide strong platform for retirement sales
• Fixed annuity products attractive to Life Advisor and
Bank Channel clients
Prudential Positioning

2010 Tokyo Investor Day
Growing
Growing
Demand
Demand
for
for
Retirement
Retirement
and
and
Savings
Savings
Products
Products

• U.S. Dollar denominated whole life and retirement income
products offer enhanced accumulation opportunities
• U.S. Dollar denominated fixed annuities offer attractive
alternative to consumers wary of market-sensitive products
• Australian Dollar and Euro denominated products supplement
U.S. Dollar denominated fixed annuities in Gibraltar
Life’s markets
Prudential Positioning

2010 Tokyo Investor Day
Strengthening Yen Increasing Appeal of
Strengthening Yen Increasing Appeal of
Multi-Currency Denominated Products
Multi-Currency Denominated Products

• Distribution relationships with 27 Japanese banks including mega-bank, Bank of Tokyo Mitsubishi UFJ; 9 banks selling
insurance protection products
(1)
• Approximately 170 “seconded” Life Planners in
Bank Channel
(1)
• Bank Channel sales of insurance protection products
more than tripled in the first half of 2010, reaching
$105 million in annualized new business premiums
(2)
Prudential Positioning

2010 Tokyo Investor Day
1) As of June 30, 2010.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented. Japanese yen 99 per U.S. dollar.
Expanding Bank Distribution of Insurance Protection Products
Expanding Bank Distribution of Insurance Protection Products

Competitive Advantage
Distribution
•
Life Planner profile similar to customer profile Life Planner profile similar to customer profile
• •
Life Planner maintains contact with client, Life Planner maintains contact with client, as trusted professional as trusted professional
•
Identify protection needs before
discussing products
•
Protection products purchased as solution to
identified need
•
Variable compensation structure Variable compensation structure
• •
Rewards productivity  and persistency Rewards productivity  and persistency
Life Planners
Life Planners
•
•
Very selective recruiting
Very selective recruiting
•
•
Highly trained career professional
Highly trained career professional
Needs-Based Selling
Needs-Based Selling
•
•
Financial planning approach
Financial planning approach
•
•
Emphasis on protection
Emphasis on protection
products
products
Compensation structure
Compensation structure
•
•
Aligns customer/agent/
Aligns customer/agent/
company interest
company interest
•
Life Planner system concepts adapted to Life Planner system concepts adapted to
Life Advisor distribution for mid-market and
affinity affinity groups groups
• •
Distribution expertise driving Bank Distribution expertise driving Bank
Channel development
Gibraltar Life
Gibraltar Life
•
•
“Prudentialized”
“Prudentialized”
distribution
distribution

2010 Tokyo Investor Day

Consistent Strategies Drive
Sustainable Financial Performance
• • Strong persistency drives revenue growth Strong persistency drives revenue growth
• • Margins Margins earned earned throughout throughout in-force period
• • Business growth increases scale benefits Business growth increases scale benefits and expense margins and expense margins
• • Favorable mortality margins drive Favorable mortality margins drive strong returns strong returns
• • Retirement products continue protection Retirement products continue protection through client life cycles through client life cycles
• • POJ: POJ: Full-time Life Planners Planners serve serve mass mass affluent and affluent markets affluent and affluent markets
• • Gibraltar Gibraltar Life Life Advisors Advisors serve serve mid-market and affinity groups and affinity groups
• • Gibraltar provides platform for Bank Gibraltar provides platform for Bank
Channel, emerging distribution opportunities Channel, emerging distribution opportunities
• • Shared management expertise and resources Shared management expertise and resources
• • Cost-effective common platform platform enhances enhances scale benefits scale benefits
Needs-Based
Needs-Based
Selling
Selling
Pursue Synergies
Pursue Synergies
Across Operations
Across Operations
Emphasis on
Emphasis on
Protection Products
Protection Products

2010 Tokyo Investor Day
Maintain Two
Maintain Two
Distinct Brands
Distinct Brands

Two Distinct Brands
Shared Resources and Synergies
Shared Resources
Shared Resources
Gibraltar Life
Gibraltar Life
Prudential
Prudential
of Japan
of Japan
Systems Integration Initiatives Systems Integration Initiatives
Developing common platform for: Developing common platform for:
Insurance administration Insurance administration
Financial reporting Financial reporting
Risk management Risk management
Compliance & Internal controls Compliance & Internal controls
Human Resources Human Resources
• • Senior management and Senior management and
marketing officers marketing officers
• • Access to Prudential Access to Prudential
investment portfolio investment portfolio
management management
• • Selective transfers of Selective transfers of
POJ-trained Life Planners
to Gibraltar support to Gibraltar support
expanding distribution expanding distribution

2010 Tokyo Investor Day

Prudential of Japan
Agency Offices
2010 Tokyo Investor Day
Face amount in-force, $274 billion
(1) (2)
$31.7 billion in assets
(1) (2)
90 agency offices
(1)
Ranked #1 in Japan for number of
Million Dollar Round Table
members in each of the
past 13 years
Financial Strength Rating:
Standard & Poor’s, AA-
(3)
1) As of June 30, 2010.
2) Translated based on exchange rate of 99 Japanese yen per U.S. dollar.
3) As of September 1, 2010.

Business Model
• Life Planner – a selective, high quality sales force
– Hire about 3 out of 100 candidates
– Well trained and professional
– Customer focused
– Disciplined, and demonstrate “missionary zeal”
• Profile of a typical new POJ Life Planner
– Age 32
– College graduate
– Married with children
– Good sales experience outside the life insurance industry
– First job change
– POJ policyholder
– Referred by another POJ Life Planner
– Annual income in the previous job was about $50,000

2010 Tokyo Investor Day
Life
Life
Planner
Planner
–
–
Needs-Based
Needs-Based
Selling
Selling

Prudential of Japan
Emphasis on Protection Products
2010 Tokyo Investor Day
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates. Japanese yen 99 per U.S. dollar.
2) Primarily whole life and term.
3) Primarily whole life and retirement income.
4) Includes minor amounts of products based on other currencies.
5) Cancer, medical, accident and sickness; primarily riders.

Yen-based insurance products
(2)
U.S. dollar based insurance products
(3) (4)
Third Sector
(5)
Yen-based savings and retirement income products
In-force Annualized Premiums
(1)
as of June 30, 2010
Annualized New Business Premiums
(1)
Six months ended June 30, 2010

Gibraltar Life
Sub-branch Offices
2010 Tokyo Investor Day
Face amount in-force, $196 billion
(1) (2)
$41.7 billion in assets
(1) (2)
501 sub-branch offices
(1)
Strong affinity group relationships
Growing bancassurance business
Financial Strength Ratings:
Standard & Poor’s, AA-
(3)
Moody’s, A2
(3)
1) As of June 30, 2010.
2) Translated based on exchange rate of 99 Japanese yen per U.S. dollar.
3) As of September 1, 2010.

• Life Advisors focus on mid-market clientele
• Life Advisor distribution leverages Life Planner system concepts to improve key drivers
• Wider geographical coverage than Prudential of Japan
• Teachers Association market generates consistent mortality margins; substantial retirement market opportunity
• Expanding bank channel fueled by distribution expertise,
emphasis on protection products
Business Model

2010 Tokyo Investor Day
Life Advisor
Strong Affinity Group Relationships
Platform for Expanding Distribution

Life Advisor Distribution
• Selection criteria designed for sales in affinity group market
• Candidates often introduced by successful Life Advisors
Selective Recruiting Standards
Selective Recruiting Standards
Training: Adapted From Life Planner System
Training: Adapted From Life Planner System
• Basic training concepts adapted from Prudential of Japan
• Specialized training for affinity group marketing and service
Assignment to Affinity Groups
Assignment to Affinity Groups

2010 Tokyo Investor Day
• Affinity group provides access; Life Advisor provides
continuing service and consultation to client

• Teachers Association
– Relationship commenced 1952
– Approximately 600,000 members
– Access to approximately 950,000
teachers and 37,000 schools
throughout Japan
• Other Associations include:
– Shoko (small business owners)
– Japanese Social Welfare Foundation
– Self-Defense Force
• Commenced bank distribution
in 2005
• Disciplined development
of bancassurance
• U.S. Dollar denominated fixed
annuity products provided
foundation for bank relationships
• 27 bank relationships
including mega-bank,
Bank of Tokyo Mitsubishi UFJ
(1)
• POJ Life Planner expertise
driving expansion of protection
product distribution

2010 Tokyo Investor Day
Affinity Group Relationships
Affinity Group Relationships
Bank Channel
Bank Channel
Two Distinct Distribution Opportunities
1) As of June 30, 2010.

Gibraltar Life
Emphasis on Protection Products
2010 Tokyo Investor Day
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates. Japanese yen 99 per U.S. dollar.
2) Includes third sector products.

Yen-based insurance products
(2)
U.S. dollar based insurance products
Other than Yen-based fixed annuities
Yen-based savings and retirement income products
In-force Annualized Premiums
(1)
as of June 30, 2010
Annualized New Business Premiums
(1)
Six months ended June 30, 2010

Japanese Insurance Operations
Annualized New Business Premiums
(1)

2010 Tokyo Investor Day
Gibraltar – Bank Channel
Gibraltar – Life Advisors
Prudential of Japan – Life Planners
(millions)
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented. Japanese yen 99 per U.S. dollar.
$0
$200
$400
$600
$800
$1,000
$1,200
2007 2008 2009
YTD
2Q09 2Q10

Overall Position –
New Business
(Face Amount)
(1)
2010 Tokyo Investor Day
FY 2009 New Business Amount FY 2009 New Business Amount
Billion Billion
Yen Yen
Share Share 5 Years Ago - FY 2004 Share Share
1.  Dai-ichi 7,643 12.6% 1.  Nippon 18.4%
2.  Nippon 7,603 12.5% 2.  Dai-ichi 14.3%
3.  T&D Group 6,330 10.4% 3.  Meiji-Yasuda 11.1%
4.  Sumitomo 5,618 9.2% 4.  Sumitomo 10.8%
5.  Prudential 4,917 8.1% 5.  T&D Group 7.7%
(POJ) 2,802
(Gibraltar) 2,115
6.  Sony 4,057 6.7% 6.  AIG Group 5.6%
7.  AIG Group 3,665 6.0% 7.  Prudential 4.9%
8.  Meiji-Yasuda 3,290 5.4% 8.  Sony 3.8%
9.  Tokio Marine 3,011 5.0% 9.  Fukoku 3.4%
10.  Sompo Japan 2,197 3.6% 10.  Mitsui 2.9%

1) Industry data from Life Insurance Association of Japan. Data shown are based on companies’ Japanese statutory results for fiscal years ended March 31,
2010 and March 31, 2005, respectively. New business amounts are individual life and annuity contracts including net increase by conversion. Excludes
Japan Post Insurance.

Prudential Japanese Insurance Operations vs.
Japan Life Insurance Industry

2010 Tokyo Investor Day
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$0
$200
$400
$600
$800
$1,000
$1,200
Industry Prudential Japanese Insurance Operations
2003 2004 2005 2006 2007 2008 2009
(billions)
New Business Face Amount
New Business Face Amount
(1) (1)
1) On fiscal year basis; Industry data from Life Insurance Association of Japan. Data shown are based on companies’ Japanese statutory results translated to U.S. dollars at uniform exchange rates for all periods presented (Japanese yen 99 per U.S. dollar).

Japanese Insurance Operations
Driver of Prudential’s International Insurance Financial Performance
1) Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.
2) Based on after-tax adjusted operating income for the year ended December 31, 2009.

2010 Tokyo Investor Day
Six months ended
June 30,
(millions)
2008 2009 2009 2010
Pre-tax adjusted operating income
Prudential of Japan Prudential of Japan
$ 943
$ 943
$ 974
$ 974
$ 494
$ 494
$ 510
$ 510
Gibraltar Life Gibraltar Life
622
622
622
622
281
281
325
325
Total Japanese Insurance Operations Total Japanese Insurance Operations
1,565
1,565
1,596
1,596
775
775
835
835
All Other Countries
(1)
182 182 247 247 115 115 108 108
Total Prudential International Insurance
$ 1,747
$ 1,747
$ 1,843
$ 1,843
$ 890
$ 890
$ 943
$ 943
22.8%
ROE
(2)

PROTECTING FINANCIAL SECURITY OVER A
PROTECTING FINANCIAL SECURITY OVER A
LIFETIME
LIFETIME
JOHN HANRAHAN
JOHN HANRAHAN
PRESIDENT AND CHIEF EXECUTIVE OFFICER
PRESIDENT AND CHIEF EXECUTIVE OFFICER
PRUDENTIAL OF JAPAN
PRUDENTIAL OF JAPAN

23%
19%
27%
21%
27%
29%
23%
31%
0%
50%
100%
2010 2030
Age 0-24 Age 25-44 Age 45-64 Age 65+
Evolving Protection Needs in
Prudential’s Largest International Market
(1)
Japan Japan
Population 127 million Population 127 million
•
Substantial mass affluent/affluent premature death protection market
•
Rapidly growing pre-retirement/retirement market

2010 Tokyo Investor Day
1) Source: United Nations Secretariat estimates, World Population Prospects, the 2008 Revision.

Needs-Based Selling Over a Lifetime
Client Age 20                 30                40               50         60+
Client Focus
Death                                         Retirement
Protection                              Income
Needs                             Needs
Prudential
Solutions
Term Insurance Term Insurance
Whole Life Whole Life
U.S. Dollar Retirement Income
Fixed Annuity Products
•
Lifetime client relationships
•
Needs-based selling through client life cycles
•
Innovative products serve evolving needs

2010 Tokyo Investor Day

Prudential Life Planners
Selected and Trained for Lifetime Protection Focus

2010 Tokyo Investor Day
Selection
Selection
•
•
College education
College education
•
•
Successful track record,
Successful track record,
but no prior life insurance
but no prior life insurance
sales experience
sales experience
•
•
Values and beliefs of a
Values and beliefs of a
“trusted advisor”
“trusted advisor”
•
•
Only 3 out of 100 candidates
Only 3 out of 100 candidates
are hired
are hired
Training
Training
•
•
Structured training program
Structured training program
•
•
First month:
First month:
Dedicated to intensive training
Dedicated to intensive training
•
•
Weeks 5-50:
Weeks 5-50:
Basic training program
Basic training program
complemented by
complemented by
on-the-job activity
on-the-job activity
•
•
Weeks 51 and thereafter:
Weeks 51 and thereafter:
Continuing on-the-job training
Continuing on-the-job training

Primary Market
Primary Market
Typical Client
Typical Client
Profile
Profile
Typical Life Planner
Typical Life Planner
Profile
Profile
Primary Death Protection Market • Young professional,
Age 35-45
• Annual income,
approximately
$60 thousand
• College graduate,
age similar to clients
• 5 years experience as
Life Planner
• Established clients serve
as potential referral
sources
Primary Pre-Retirement Market •
Rising and
seasoned
professionals
• Building retirement
funds include low-
yielding savings
deposits
•
Achieved professional
designations, recognition
(e.g. MDRT); age similar
to clients
• Building on relationship
with clients
Life Planner Perspective
Aligned with the Client

2010 Tokyo Investor Day

Financial Security Value Proposition

2010 Tokyo Investor Day
Family Financial Security Over a Lifetime
Family Financial Security Over a Lifetime
Prudential
Life
Planner:
Trusted
Advisor
Products
Selected
Based
on
Professional
Evaluation
of
Needs
Promises
Backed
by
a
Strong
Company

Client Need
Client Need
Product Class
Product Class
Key Features
Key Features
Low cost premature
death protection
Term Insurance • Death protection for stated period
with level premiums
• May add third-sector protection riders
Death protection with
savings feature
Whole Life • Death protection
• Savings fund
• Guaranteed crediting rate
• May add third sector protection riders
Retirement
accumulation
and income
Retirement • Death protection in working years
• Retirement accumulation fund
• Policy paid-up at retirement age
• Annuitization options
• May add third-sector protection riders
Product Portfolio Meets Client Needs
Over a Lifetime

2010 Tokyo Investor Day

Protecting Financial Security
For a Lifetime

2010 Tokyo Investor Day
Client Age
Client Age
25-34
25-34
35-44
35-44
45-54
45-54
55-64
55-64
Annual
Premium
per client
(1)
$3,000 $3,800 $4,900 $5,500
Product
Mix
(1)
1) Based on annual premium for new Prudential of Japan insureds in 2009 (male, married insured, individual policies); foreign-denominated activity translated to U.S. dollars at uniform exchange rate, Japanese yen 99 per U.S. dollar.
68%
25%
7%
65%
28%
7%
65%
28%
7%
72%
21%
7%
Whole Life and Retirement
Term Medical

Protection-Focused Product Portfolio
Drives Sustainable Returns

2010 Tokyo Investor Day
PRODUCT
PRODUCT
DRIVERS OF RETURNS
DRIVERS OF RETURNS
Term Insurance
•
Serves basic death
protection needs
• Robust mortality margins on
high average face amounts
• Potential for add-on and
replacement sales through
client life cycle
Whole Life
Insurance
•
Death protection with
savings elements
• Robust mortality margins on
protection element
• Potential for investment spread
earnings over policy term
Retirement Products
•
Savings and
protection for
financial security in
mature phase of
life cycle
• Robust mortality margins on
protection element during
working years
• Potential for investment spread
earnings over policy term
• Potential for extended margins
over annuitization period
• Expense margins
driven by scale,
back-office
efficiencies
• Margins earned
over in-force period
extended by
superior
persistency
• Third-sector
riders enhance
overall margins

U.S. Dollar
U.S. Dollar
Denominated
Denominated
Whole Life
Whole Life
U.S. Dollar
U.S. Dollar
Denominated
Denominated
Retirement Income
Retirement Income
U.S. Dollar
U.S. Dollar
Denominated
Denominated
Fixed Annuities
Fixed Annuities
Death Protection
Death Protection
Benefits
Benefits
Retirement
Retirement
Accumulation
Accumulation
Retirement
Retirement
Income
Income
Attractive Yields
Attractive Yields
for Japanese
for Japanese
Market
Market
Rates offered reflect yields on U.S. Dollar denominated
investments; compare favorably to Japanese
yen-based products
U.S. Dollar Denominated Products
Attractive Value Proposition for Japanese Clients

2010 Tokyo Investor Day

Lifetime Relationships and Innovative Products
Drive Second-Sale Opportunities

2010 Tokyo Investor Day
Annualized New Business Premiums
(millions)
Prudential of Japan
Prudential of Japan
Second Sales to Existing Customers
Second Sales to Existing Customers
(1)(2) (1)(2)
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented. Japanese yen 99 per U.S. dollar.
2) Individual market only.
$86
$94
$98
$109
$0
$20
$40
$60
$80
$100
$120
2006 2007 2008 2009

Prudential of Japan
Prudential of Japan
Gibraltar Life
Gibraltar Life
Productivity
(2)
6.9 3.8
Policy Persistency
(face amount)
13-month
25-month
94.5%
88.6%
92.2%
83.8%
Distribution
Representative Retention
12-month
24-month
81.8%
64.4%
64.1%
30.6%
Average size policy
(3)
$274 $196
Superior Performance Measures
Driven by Needs-Based Protection Focus
(1)

2010 Tokyo Investor Day
1) Measured as of or for the twelve months ended June 30, 2010.
2) Policies sold by sales representative per month; includes medical and cancer policies.
3) Face amount, in thousands.

Protecting Financial Security Over a Lifetime
Drives Our Beneficial Cycle

2010 Tokyo Investor Day
Satisfy Satisfy
Customers Customers
Needs Needs
High High
Customer Customer
Satisfaction Satisfaction
Proven Execution Track Record
Proven Execution Track Record
Life-Long Customer Relationships
Life-Long Customer Relationships

THE POWER OF ASSOCIATIONS
THE POWER OF ASSOCIATIONS
DISTRIBUTION ADVANTAGE BASED ON
DISTRIBUTION ADVANTAGE BASED ON
RELATIONSHIPS
RELATIONSHIPS
MITSUO KURASHIGE
MITSUO KURASHIGE
PRESIDENT AND CHIEF EXECUTIVE OFFICER
PRESIDENT AND CHIEF EXECUTIVE OFFICER
GIBRALTAR LIFE
GIBRALTAR LIFE

Association Relationships
Key Contributor to Gibraltar Business
Associations Other Life Advisor Business Banks
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates. Japanese yen 99 per U.S. dollar.

2010 Tokyo Investor Day
In-Force Annualized Premiums
as of June 30, 2010
(1)
Annualized New Business Premiums
Six months ended June 30, 2010
(1)

Teachers Association
Core Relationship for More Than Half a Century
• Relationship since 1952
• Approximately 600,000 members
(1)
• Access to approximately 950,000
teachers and school personnel
through 47 prefectural (local)
associations and 37,000 schools
(1)
Member eligibility:
School teachers and personnel
Supervised by:
Ministry of Education, Culture,
Sports, Science and Technology
Japanese Educational Mutual Aid Japanese Educational Mutual Aid
Association of Welfare Foundation Association of Welfare Foundation
(Teachers Association) (Teachers Association)

2010 Tokyo Investor Day
1) As of June 30, 2010.

Working Together to Support
The Educational Community
Teachers Association Teachers Association
Mainly support for Teachers
Mainly support for Teachers
• • Scholarships Scholarships
Interest-free college tuition loans
for teachers’ children
• • Research Grants Research Grants
Support research achievements Support research achievements
of teachers and schools of teachers and schools
• • Educational & Cultural Educational & Cultural
Promote lectures and other Promote lectures and other
educational activities including educational activities including international exchanges international exchanges
• • Welfare Welfare
Support general welfare of teaching Support general welfare of teaching community through financial community through financial
assistance and subsidies assistance and subsidies
Mainly support for Students
Mainly support for Students
•
•
Overseas Education
Overseas Education
•
•
Cultivation of skills
Cultivation of skills
and interests
and interests
•
•
Volunteer programs
Volunteer programs
•
•
Athletic programs
Athletic programs

2010 Tokyo Investor Day

Prudential’s Spirit of Community
•AFS Program
-
American Field Service
International Exchange program
•
Volunteer Award for teenagers
•International Math Olympiad
•
Coaching by professional basketball players of “bj league”
to elementary school students
(bj league: Japan professional basketball league)
•
Dodge-ball tournament for
elementary and junior high school students
Gibraltar Life
Enriching the Japanese Student Experience

2010 Tokyo Investor Day
“Let’s Play Basketball”
“Dome Dodge in Nagoya”

Teachers Market
Size
Size
(1) (1)
# of public school teachers # of public school teachers
950,000
950,000
# of annual retirees/new hires # of annual retirees/new hires
20,000
20,000
30,000/yr
30,000/yr
Average annual salary Average annual salary
7.5 million yen
7.5 million yen
($85 thousand)
($85 thousand)
Typical retirement allowance Typical retirement allowance
25-30 million yen
25-30 million yen
($285 –
($285 –
$340 thousand)
$340 thousand)
Characteristics
Characteristics
High social status
High social status
(Local dignitaries)
(Local dignitaries)
Comfortable, steady income
Comfortable, steady income
Well-managed healthcare
Well-managed healthcare
Limited expertise for
Limited expertise for
financial security
financial security
Teachers desire Life Advisor
Teachers desire Life Advisor
product explanation
product explanation
and advice
and advice

2010 Tokyo Investor Day
1) All numbers approximated; U.S. dollar equivalents based on exchange rate as of June 30, 2010 (88 Japanese yen per U.S. dollar).

Distribution Advantage
Drives High Quality Business
Favorable mortality
Favorable mortality
experience driven by superior
experience driven by superior
underwriting characteristics
underwriting characteristics
• • Educational employees a naturally Educational employees a naturally
“select” group
• • Annual health examinations, Annual health examinations,
medical screenings required for medical screenings required for school personnel school personnel
Strong persistency driven
Strong persistency driven
by link to employment
by link to employment
• • School personnel are government School personnel are government employees with reliable employees with reliable
steady income steady income
• • Monthly premiums through payroll Monthly premiums through payroll deduction or similar arrangements deduction or similar arrangements
Customer loyalty reinforced
Customer loyalty reinforced
by co-branding
by co-branding
• • Teachers Association branding Teachers Association branding respected among respected among
education community education community
• • Gibraltar Life products include Gibraltar Life products include
Association in product name Association in product name

2010 Tokyo Investor Day

Association Sales
Proven Approach in an Attractive Market
• Association relationship provides Gibraltar Life Advisors with access to school sites and teachers’ offices
• One-on-one sales on site by Gibraltar Life Advisors
• Specialized training program for Life Advisors working in
education market
• Co-promotion by Association employees and Life Advisors
• Marketing approaches adapted to characteristics of 47 local prefecture Association membership bases
• Specialized products tailored to Association membership status;
favorable underwriting and persistency support competitive pricing

2010 Tokyo Investor Day

Approximately Public schools nationwide Specially Trained Life Advisors Cover Nationwide Public School Network (1) 50 2010 Tokyo Investor Day Approximately Life Advisors 1) Data as of June 30, 2010.

Participation (1)
Association members
Association members
480,000
480,000
(50%)
(50%)
Active Teachers
Active Teachers
950,000
950,000
Policyholders
Policyholders
(Active)
(Active)
450,000
450,000
(47%)
(47%)
1) Numbers represent headcount and are approximate as of June 30, 2010.

2010 Tokyo Investor Day
Retired Teachers
Retired Teachers
Retired Teachers
Policyholders Policyholders
100,000 100,000

Perennial Sales Opportunities
1) Numbers approximate as of June 30, 2010.

2010 Tokyo Investor Day
120,000
120,000
Retired
Retired
Teachers
Teachers
Association
Association
members
members
(1) (1)
950,000
950,000
Active
Active
Teachers
Teachers
(1) (1)
Active Market
Retirement Market
20,000 20,000 – –
30,000 new 30,000 new
teachers teachers
hired hired
each year each year
20,000 20,000 – –
30,000 30,000
teachers teachers
retire retire
each year each year

Specialized Products
Tailored to Education Market
Active Market
Active Market
•
•
Primary Products:
Primary Products:
– – Teachers Term Teachers Term
– – Teachers Medical Teachers Medical
– – Teachers Whole Life Teachers Whole Life
– – Teachers Nursing Care Teachers Nursing Care
•
•
Supplemented by other
Supplemented by other
individual products
individual products
Retirement Market
Retirement Market
•
•
Single premium whole life
Single premium whole life
•
•
Endowment
Endowment
•
•
U.S. dollar and alternative currency
U.S. dollar and alternative currency
denominated annuities
denominated annuities
• Competitive pricing enhances attractiveness of education
market products
• Annual survey identifies market needs for product development

2010 Tokyo Investor Day

Teachers Term Product
Affordable Basic Protection with Broad Appeal
• Favorable actuarial experience of group enables
attractive premium rates
• Access to Teachers Term product perceived as key
benefit of Association membership; many teachers
join Association and purchase product simultaneously
• Second sale opportunity: 50%-60% of Association
clients purchase multiple Gibraltar Life products

2010 Tokyo Investor Day

Japanese Teachers Association
Retirement Market Opportunity
• Teachers receive lump sum payment at retirement,
average about $300,000
• Trusted brand and attractive single premium retirement
oriented products form solid value proposition
at retirement
• Products compare favorably to low-rate bank deposits

2010 Tokyo Investor Day

2009
(Single pay) Foreign Foreign currency currency fixed fixed annuity annuity / / Whole Whole life life / / Endowment Endowment
(Recurring Pay) Whole Whole life life / / Term Term / / US$ US$ Retirement Retirement income income / / Endowment Endowment / / Medical/Nursing Medical/Nursing care care
Specially trained Life Advisors / Seminars / Exclusive Website Specially trained Life Advisors / Seminars / Exclusive Website
Teachers Association Market Key Driver of
Teachers Association Market Key Driver of
Gibraltar’s Retirement Sales
Gibraltar’s Retirement Sales
2007 2008
(millions)
(millions)
$145
$145
$172
$172
$175
$175
88
88
87
87 87
87
87
87
85
85
58
58
Single Pay
Single Pay
Recurring
Pay
Recurring
Pay
Special Approach
Special Approach
Products
Products
Communication
Communication

2010 Tokyo Investor Day
Total Gibraltar Life
Annualized New Business Premiums
(1)
10,000
20,000
30,000
40,000
Age
30
40 50 60 65
Number of Public School Teachers
Active
Active
Retired
1) Represents total Gibraltar Life sales to “Retirement Red Zone” clients (age 50-65); foreign-denominated activity translated to U.S.
dollars at uniform exchange rate for all periods presented, Japanese yen 99 per U.S. dollar.

Annualized New Business Premiums
Year ended December 31, 2009 (1)
In-Force Annualized Premiums
as of June 30, 2010 (1)
Retirement Products Complement
Protection-Focused Business
1) Teachers Association business; foreign denominated activity translated to U.S. dollars at uniform exchange rates, Japanese yen 99 per U.S. dollar.
2) Primarily Teachers Term; includes third sector products (e.g., medical, nursing care).
3) Includes products based on other currencies.
4) Primarily fixed annuities and endowment contracts.

2010 Tokyo Investor Day
Yen-based insurance products
(2)
U.S. dollar based insurance products
(3)
Savings products
(4)
$1.5 billion $145 million

Gibraltar Life – Japanese Teachers Association
A Sustainable Partnership
• Exclusive partnership in serving educators, for more than
55 years
• Attractive products encourage Association membership
• Joint ownership of Association’s membership management
system, which processes recurring premium data
• Favorable pricing reflects “collective term” business in force;
insurance contract terms preclude transfer of existing policies to other carriers without Gibraltar’s approval

2010 Tokyo Investor Day

BANK CHANNEL DISTRIBUTION
BANK CHANNEL DISTRIBUTION
A PLATFORM FOR GROWTH
A PLATFORM FOR GROWTH
TAKESHI TANIGAWA
TAKESHI TANIGAWA
EVP, GIBRALTAR LIFE / CEO, PRUDENTIAL GIBRALTAR FINANCIAL LIFE
EVP, GIBRALTAR LIFE / CEO, PRUDENTIAL GIBRALTAR FINANCIAL LIFE

Competitive Advantages Support
a Strong Bancassurance Model
• Fixed annuity products attractive to bank clientele, form basis for initial distribution relationships
• Competitive protection product portfolio meets life insurance needs of bank customer base
• Prudential/Gibraltar brands appeal to security-focused
customers; especially attractive to “large ticket” clients
• Prudential-trained former Life Planners bring expertise in protection product sales and support

2010 Tokyo Investor Day

Expanding Bank Channel Distribution
Introduced U.S. dollar denominated fixed annuity product for Bank Channel distribution
Commenced distribution relationship with Japanese mega-bank,
Bank of Tokyo Mitsubishi UFJ
Assigned Assigned experienced experienced Life Life Planners Planners to to Gibraltar Gibraltar Life Life
for for Bank Bank Channel Channel development development
Introduced life insurance Introduced life insurance
protection products protection products
In 2010, In 2010,
distribution distribution
agreements grow to agreements grow to
include 27 banks and include 27 banks and
6 affiliated agencies 6 affiliated agencies
(1) (1)
2005 2006 2007 2008 2009
1) As of June 30, 2010.
2010

2010 Tokyo Investor Day

Nearly 3,000 Potential Points of Sale

2010 Tokyo Investor Day
Bank of Tokyo Mitsubishi
UFJ (Mega-bank)
Over $1 trillion deposits
(1)(2)
772 branches
(1)
Mitsubishi UFJ Trust and
Banking (Trust-bank)
Over $143 billion deposits
(1)(2)
66 branches
(1)
Fukuoka Bank
(Regional bank)
Over $79 billion deposits
(1)(2)
167 branches
(1)
Shinsei Bank
(Other-bank)
Over $70 billion deposits
(1)(2)
42 branches
(1)
Hiroshima Bank
(Regional bank)
Over $61 billion deposits
(1)(2)
167 branches
(1)
Total
of
27
Bank Relationships
(3)
Over
$2.4 trillion
deposits
(1)(2)
Gibraltar products
sold at 1,773
(3)
of nearly 3,000
branches in total
(1)
1) As of March 31, 2010 based on bank fiscal year end disclosures.
2) U.S. dollar equivalents based on exchange rate as of June 30, 2010 (88 Japanese yen per U.S. dollar).
3) As of or through June 30, 2010.

Bancassurance Powered by Prudential

2010 Tokyo Investor Day
Prudential
Prudential
Support
Support
•
•
Insurance education and training
Insurance education and training
backed by proven distribution model
backed by proven distribution model
•
•
Competitive products focused
Competitive products focused
on protection
on protection
•
•
Highly regarded brand, promises
Highly regarded brand, promises
backed by a strong company
backed by a strong company
•
•
Access to expertise of “seconded”
Access to expertise of “seconded”
former Prudential of Japan
former Prudential of Japan
Life Planners
Life Planners
(1) (1)
1) At certain banks.
Bank Employee
Bank Employee
Life Insurance Sales
Life Insurance Sales

On-Site Access to
Attractive Bank Customer Base

2010 Tokyo Investor Day
Prudential
Prudential
Support
Support
•
•
Bank customers traditionally not
Bank customers traditionally not
served by trained life insurance
served by trained life insurance
professional at bank branch
professional at bank branch
•
•
Growing market for protection
Growing market for protection
products at banks following
products at banks following
regulation changes
regulation changes
•
•
Prudential-trained bank employees
Prudential-trained bank employees
refer clients to “seconded”
refer clients to “seconded”
former Prudential
former Prudential
of Japan
of Japan
Life Planners
Life Planners
Prudential-Trained On-Site
Prudential-Trained On-Site
Representative Sales
Representative Sales

84%
16%
A Successful Partnership

2010 Tokyo Investor Day
Bank Channel
Bank Channel
Annualized New Business Premiums
Annualized New Business Premiums
$131 million
$131 million
(1) (1)
1) For the six months ended June 30, 2010; foreign denominated activity translated to U.S. dollars at uniform exchange rates, Japanese yen 99 per U.S. dollar.
Sales by other
bank employees
Sales by former
Prudential of
Japan Life
Planners
“seconded” to
bank channel

Bank Channel
Emphasis on Protection Products

2010 Tokyo Investor Day
Bank Channel
Bank Channel
Annualized New Business Premiums
Annualized New Business Premiums
$131 million
$131 million
(1) (1)
1) For the six months ended June 30, 2010; foreign denominated activity translated to U.S. dollars at uniform exchange rates, Japanese yen 99 per U.S. dollar.
80%
20%
Life Insurance
protection
products
Other products
(primarily U.S.
dollar fixed
annuities)

$0
$20
$40
$60
$80
$100
$120
$140
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2Q09 2Q10
Life Insurance protection products Other products (primarily fixed annuities)
Bank Channel Growth

2010 Tokyo Investor Day
1) Foreign denominated activity translated to U.S. dollar at uniform exchange rates for all periods presented. Japanese yen 99 per U.S. dollar.
Annualized New Business Premiums
Annualized New Business Premiums
(1) (1)
$21
$25
$39
$47
$55
$76
$46
$131
YTD
(millions) (millions)

Bank Channel Prospects
for Continued Growth
• Growing bank focus on protection life insurance sales following recent regulation changes
• Continued Prudential training of bank employees promotes
product awareness and sales skills; expanding count of employees qualified to sell life insurance
• Expanding coverage of bank branches within existing
relationship networks; potential to develop new relationships
• Large expected volume of maturing bank-sold fixed and variable annuities provides opportunities to review client’s product portfolio
• Opportunity to expand life insurance protection market coverage through regional banks

2010 Tokyo Investor Day